SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of
                     the Securities Exchange Act of 1934

                     ____________________________________


    Date of Report (Date of earliest event reported):  June 14,
1995


                  CATERPILLAR FINANCIAL SERVICES CORPORATION
              (Exact name of Registrant as specified in charter)



                               Delaware
                         (State or other jurisdiction
                              of incorporation)



       0-13295                                       37-1105865

(Commission File Number)                       (IRS Employer I.D.
No.)



3322 West End Avenue, Nashville, TN                    37203-0983
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:
(615)386-5800








                   Page 1 of 6 Sequentially Numbered Pages

            Exhibit Index on Sequentially Numbered Page 4


Item 5.  Other Events

          Amendment to Support Agreement

          The Company and Caterpillar Inc. amended their Support Agreement dated December 21, 1984, to provide that the Company shall maintain a ratio of (1) earnings before income taxes and "Interest
Expense" (as defined) to (ii) Interest Expense, in each case calculated for the fiscal year then most recently ended, for the Company and its subsidiaries on a consolidated basis, of not less than
1.15 to 1.

          To the extent required, Caterpillar Inc. has agreed to make payments to, or forgive payments from, the Company prior to the end of each such fiscal year so that such ratio would be maintained.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

          (c) Exhibits

          Exhibit
          Number              Description

          4. First Amendment to Support Agreement dated June 14,
1995

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                         CATERPILLAR FINANCIAL SERVICES
CORPORATION





                            By      /s/ Frank C. Carder
                                      Frank C. Carder
                                        Treasurer



DATE:  June 15, 1995

                                EXHIBIT INDEX








Sequentially
Exhibit                                                  Numbered
Number                   Description                      Page



4.   First Amendment to Support Agreement dated             5
     June 14, 1995